UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 29, 2012

OMNIVISION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29939	77-0401990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Burton Drive

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 567-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.                                        Results of Operations and Financial Condition.

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 29, 2012, OmniVision Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the second fiscal quarter ended October 31, 2012.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02.                                        Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2012, the board of directors of OmniVision Technologies, Inc. appointed Raymond Wu as the Company’s new President, effective December 1, 2012.

Mr. Wu, 57, served as President at EU3C Company Limited Reserved, a consumer electronics company, since 2006.  Prior to that time, Mr. Wu was a co-founder of the Company and served on the Company’s board of directors from May 1995 until August 2006.  From October 1999 until August 2006, Mr. Wu served as the Company’s Executive Vice President. From July 1998 to October 1999, Mr. Wu served as the Company’s Vice President of Business Development. From May 1995 to July 1998, Mr. Wu was the head of the Company’s sales and engineering departments.  Mr. Wu received a B.S. degree in electrical engineering from Chung-Yuan University in Taiwan and an M.S. degree in electrical engineering from Wayne State University.

In connection with Mr. Wu’s employment with the Company, the Company has agreed to provide Mr. Wu with the following compensation arrangements:

(i) An annual base salary of $416,000;

(ii) A grant of a time-based option to purchase 70,000 shares of common stock of the Company, which will vest as to 1/4th of the shares subject to the option on the one year anniversary of December 1, 2012, Mr. Wu’s employment start date, and thereafter 1/36th of the remaining shares subject to the option on each monthly anniversary of Mr. Wu’s employment start date;

(iii) A grant of restricted stock units (“RSUs”) for 40,000 shares of the Company’s common stock, which will vest in three substantially equal installments on each of January 1, 2014, 2015 and 2016; and

(iv) Cash bonuses in the aggregate amount of $500,000, less applicable withholdings, with $200,000 to be paid in each of January 2013 and April 2013, and $100,000 to be paid in July 2013, provided that Mr. Wu will be obligated to repay $500,000, less applicable withholdings, in the event Mr. Wu is no longer employed by the Company at any time prior to December 1, 2015.

Also in connection with Mr. Wu’s employment with the Company, the Company and Mr. Wu will enter into an indemnification agreement (the “Indemnification Agreement”), which will obligate the Company to indemnify Mr. Wu in certain situations, subject to certain conditions as set forth in the Indemnification Agreement.  The Indemnification Agreement also obligates the Company to advance expenses to Mr. Wu in certain situations, subject to certain conditions as set forth in the Indemnification Agreement.

The foregoing summary of the Indemnification Agreement is qualified in its entirety by reference to the full text of such agreement referenced as Exhibit 10.1 and incorporated by reference herein.

Mr. Wu is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1(1)	Form of Indemnification Agreement between the Company and each of its directors and officers.
99.1	Press Release, dated November 29, 2012 of OmniVision Technologies, Inc. announcing its financial results for its second fiscal quarter ended October 31, 2012.

(1)         Incorporated by reference to Exhibit 10.1 filed with the Company’s Registration Statement on Form S-1 (File No. 333-31926) as declared effective by the Securities and Exchange Commission on July 13, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNIVISION TECHNOLOGIES, INC.

	By:	/s/ Shaw Hong
Shaw Hong
President and Chief Executive Officer

Date: November 29, 2012

EXHIBIT INDEX

Exhibit No.	Description
10.1(1)	Form of Indemnification Agreement between the Company and each of its directors and officers.
99.1	Press Release, dated November 29, 2012 of OmniVision Technologies, Inc. announcing its financial results for its second fiscal quarter ended October 31, 2012.

(1)         Incorporated by reference to Exhibit 10.1 filed with the Company’s Registration Statement on Form S-1 (File No. 333-31926) as declared effective by the Securities and Exchange Commission on July 13, 2000.